[FNWL Letterhead]

Farmers New World Life Insurance Companyâ
Home Office: 3003 77th Avenue S.E., Mercer Island, Washington 98040 / (206) 232-8400
Variable Policy Service Office: PO Box 724208, Atlanta, GA 31139 / (877) 376-8008

August 29, 2008

Dear Farmers Client:

We at Farmers are pleased to continue with our customized process for producing and distributing annual and semiannual reports to our Farmers Variable Life and Variable Annuity customers. These booklets are provided to you as of year-end for the annual report mailing and as of June 30 for the semiannual report mailing. We believe that this customized approach is more cost effective, and we hope that you enjoy receiving only those reports that are applicable to your investment.

Your customized semiannual report is enclosed. The report provides an update on the relevant portfolios' performance as of June 30, 2008. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the enclosed information is helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Service Center toll-free, at (877) 376-8008.

We appreciate and value your business, and look forward to serving you in the future.

Sincerely,

/s/ Harris Mortensen Harris Mortensen Assistant Vice President Annuities and Variable Products

Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1, Agoura Hills, CA 91301-2054 / (818) 584-0200.

Member FINRA & SIPC

The following documents are referenced in this letter to contract owners and are hereby incorporated by reference:
Document 1. The Semi-Annual Report of Calvert Variable Series, Inc. dated June 30, 2008, that was filed with the Securities and Exchange
Commission on September 4, 2008 (File No. 811-03591).
Document 2. The Semi-Annual Report of Dreyfus Variable Investment Fund dated June 30, 2008, that was filed with the Securities and
Exchange Commission on August 18, 2008 (File No. 811-05125).
Document 3. The Semi-Annual Report of Dreyfus Socially Responsible Growth Fund, Inc. dated June 30, 2008, that was filed with the
Securities and Exchange Commission on August 18, 2008 (File No. 811-07044).
Document 4. The Semi-Annual Report of DWS Variable Series I dated June 30, 2008, that was filed with the Securities and Exchange
Commission on August 20, 2008 (File No. 811-04257).
Document 5. The Semi-Annual Report of DWS Variable Series II dated June 30, 2008, that was filed with the Securities and Exchange
Commission on August 26, 2008 (File No. 811-05002).
Document 6. The Semi-Annual Report of DWS Investments VIT Funds dated June 30, 2008, that was filed with the Securities and Exchange
Commission on August 21, 2008 (File No. 811-07507).
Document 7. The Semi-Annual Report of Fidelity Variable Insurance Products Fund dated June 30, 2008, that was filed with the Securities and Exchange Commission on August 25, 2008 (File No. 811-03329).
Document 8. The Semi-Annual Report of Fidelity Variable Insurance Products Fund II dated June 30, 2008, that was filed with the Securities and Exchange Commission on August 25, 2008 (File No. 811-05511).
Document 9. The Semi-Annual Report of Fidelity Variable Insurance Products III dated June 30, 2008, that was filed with the Securities and
Exchange Commission on August 25, 2008 (File No. 811-07205).
Document 10. The Semi-Annual Report of Franklin Templeton Variable Insurance Products Trust dated June 30, 2008, that was filed with the Securities and Exchange Commission on August 27, 2008 (File No. 811-05583).
Document 11. The Semi-Annual Report of Goldman Sachs Variable Insurance Trust dated June 30, 2008, that was filed with the Securities and Exchange Commission on August 28, 2008 (File No. 811-08361).
Document 12. The Semi-Annual Report of Janus Aspen Series dated June 30, 2008, that was filed with the Securities and Exchange
Commission on August 27, 2008 (File No. 811-07736).
Document 13. The Semi-Annual Report of PIMCO Variable Insurance Trust dated June 30, 2008, that was filed with the Securities and
Exchange Commission on September 2, 2008 (File No. 811-08399).
Document 14. The Semi-Annual Report of Principal Variable Contracts Fund, Inc. dated June 30, 2008, that was filed with the Securities and
Exchange Commission on August 26, 2008 (File No. 811-01944).

Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1, Agoura Hills, CA 91301-2054 / (818) 584-0200.

Member FINRA & SIPC